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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated November 11, 1998, with respect to the financial statements of Tiercon Coatings Inc. (formerly Centrifugal Coaters Inc. and Centrifugal Coaters Corp.] included in the Amended Current Report (Form 8-K/A) of Noble International, Ltd.



Toronto, Canada                                        /s/Ernst & Young LLP
December 15, 1998                                      Chartered Accountants